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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 29, 1998
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                         Optical Security Group, Inc.
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            (Exact name of registrant as specified in its charter)


     Colorado                      0-17531                      84-1094032
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(State of other             (Commission File No.)             (IRS Employer
jurisdiction of                                             Identification No)
Incorporation)


              535 16th Street, Suite 920, Denver, Colorado 80202
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                   (Address of principal executive offices)


Registrant's Telephone number, including area code (303) 534-4500
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         (Former name or former address, if changed since last report)
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Item 2.     Acquisition or Disposition of Assets

         On May 29, 1998, Optical Security Group, Inc. (the "Registrant"), through its wholly-owned subsidiary, OpSec Advantage, Inc., a Colorado corporation ("OpSec Advantage"), completed the purchase of substantially all of the assets of Advantage Technology, Inc. ("Advantage"), a Pennsylvania corporation. The acquisition was effective as of May 1, 1998.

         Advantage is engaged in the business of manufacturing security products used primarily for government document applications, such as driver's licenses, passports, ID cards, and for tamper-evident labels. Its principal asset is Advantage (TM), a patented and proprietary optically variable security coating that protects against counterfeiting, alteration and/or tampering. Advantage's offices are located in Lancaster, Pennsylvania.

         The Registrant intends to continue the business of Advantage; although, the Registrant may combine some or all of the facilities located in Lancaster, Pennsylvania with its facilities in Parkton, Maryland.

         The purchase price for Advantage's assets was as follows:

         1. $2,000,000, by delivery of OpSec Advantage's non-negotiable promissory note ("Note") due June 30, 1998. The Registrant intends to use part of the proceeds of its Offering, as defined in Item 9, to pay off the Note.

         2. 300,000 shares of the Registrant's unregistered common stock, par value $.005 per share ("Common Stock"). Such shares were issued pursuant to a claim of exemption from registration under the Securities Act of 1933, as amended (the "Act"). The representative closing bid for the Common Stock as reported on The Nasdaq Stock Market(SM) on May 29, 1998, was $5.375 per share.

         3. The assumption by OpSec Advantage of approximately $500,000 of Advantage's liabilities.

The purchase price is subject to certain post-closing adjustments. Additionally, upon OpSec Advantage achieving certain performance goals, Advantage will receive additional shares of Common Stock.

         The description contained herein of the acquisition is qualified in its entirety by reference to the Asset Purchase Agreement by and between Advantage and OpSec Advantage, dated May 29, 1998, as amended by the First Amendment to Asset Purchase Agreement, copies of which are attached hereto as Exhibit 2.4.1 and 2.4.2.



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Item 7.       Financial Statements and Exhibits

         (a)  Financial Statements of business acquired.

         As of the date hereof it is impractical for the Registrant to provide the financial statements required by this Item 7(a). As permitted by Item 7(a)(4) of Form 8-K, such information will be filed by amendment not later than August 14, 1998.

         (b) Pro forma financial information.

         As of the date hereof it is impractical for the Registrant to provide the pro forma financial information required by this Item 7(b). As permitted by
Item 7(b) of Form 8-K such information will be filed by amendment not later than August 14, 1998.

         (c)      Exhibits.

2.4.1     --      Asset Purchase Agreement by and between       Filed
                  Advantage Technology, Incorporated, and       Herewith
                  OpSec Advantage, Inc.

2.4.2     --      First Amendment to Asset Purchase Agreement   Filed
                  by and between Advantage Technology,          Herewith
                  Incorporated, and OpSec Advantage, Inc.

4.1       --      Form of 8% Senior Subordinated Convertible    Filed
                  Debenture due May 31, 2005                    Herewith


Item 9.       Sales of Equity Securities Pursuant to Regulation S

         The Registrant is offering, on a "best efforts" basis, to selected, qualified purchasers in the United States and to purchasers who are not "U.S. Persons," as defined in Rule 902 of Regulation S under the Act outside the United States (the "Offering") up to $2,500,000 aggregate principal amount of its 8% Senior Subordinated Convertible Debentures (the "Debentures") and 416,667 shares of its Common Stock (the Common Stock, together with the Debentures, collectively, the "Securities"). The Registrant may, with the agreement of its placement agent, Value Investing Partners, Inc., increase the amounts of Debentures and Common Stock sold in the Offering.

         On May 29, 1998, and June 15, 1998, the Registrant sold an aggregate of $2,780,000 of the Offering. Of that amount, $1,520,000 was from the sale of Debentures and $1,260,000 was from the sale of 210,000 shares of Common Stock. $1,150,000 of Debentures and all of Common Stock were sold to non-U.S. Persons.



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         The Registrant anticipates that it will have an additional closing or closings of the Offering; however, no specific closing dates have been set. The Registrant anticipates that the last closing of the Offering will occur on or before July 1, 1998.

         Generally, Value Investing Partners, Inc. will receive a 7% placement fee for Securities sold in the Offering, plus a non-accountable expense allowance equal to 1% of the aggregate gross proceeds of the Offering and warrants to purchase Common Stock at an exercise price of $7.20 per share. Value Investing Partners, Inc. will receive a reduced placement fee and reduced number of warrants on sales, if any, to certain purchasers introduced by the Registrant and the Registrant's officers, directors, and affiliates.

         Offers and sales to non-U.S. persons were made pursuant to a claim of exemption under Regulation S, Rule 903, of the Act. Offers and sales to accredited investors and institutional buyers were made pursuant to a claim of exemption under Regulation D, Rule 506, of the Act or alternatively Section 4(2) of the Act. The offers and sales did not involve any public offering. The Registrant did not use any general advertisement or solicitation in connection with the offer or sale of the Securities. The Registrant also relied on written representation of the purchasers concerning their status as an accredited investor, institutional buyer, or non-U.S. person and their investment intent as the basis for claiming such exemptions.

         The Debentures are convertible into shares of Common Stock commencing from the date of issuance, at a conversion price of $6.50 per share, subject to certain anti-dilution adjustments. After June 1, 1999, the Registrant can redeem the Debentures at the redemption prices set forth in the Debentures, together with accrued interest. Before June 1, 1999, the Registrant may redeem the Debentures if the closing price of the Common Stock exceeds 150% of the conversion price then in effect for a period of 20 trading days in any period of 30 trading days. (The description of the Debentures is qualified in its entirety by reference to the form of Debenture attached to this Form 8-K as Exhibit 4.1.)

         In 1996, the Registrant made other sales of equity securities without registering the securities pursuant to a claim of exemption under Regulation S of the Act. Item 9 of the Registrant's Form 8-K filed with the Securities and Exchange Commission on April 11, 1996, is incorporated herein by reference.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OPTICAL SECURITY GROUP, INC.



Date:  June 15, 1998                        By:   /s/ Richard H. Bard
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                                               Richard H. Bard, CEO



Date:  June 15, 1998                        By:   /s/ Gerald A. Melfi
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                                               Gerald A. Melfi
                                               Principal Financial Officer



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                                 EXHIBIT INDEX
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2.4.1     --      Asset Purchase Agreement by and between
                  Advantage Technology, Incorporated, and
                  OpSec Advantage, Inc.

2.4.2     --      First Amendment to Asset Purchase Agreement
                  by and between Advantage Technology,
                  Incorporated, and OpSec Advantage, Inc.

4.1       --      Form of 8% Senior Subordinated Convertible
                  Debenture due May 31, 2005